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                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  Storage USA
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               (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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                                                      Filed By Storage USA, Inc.
                                                         Pursuant to Rule 14a-12
                                          of the Securities Exchange Act of 1934
                                              Subject Company: Storage USA, Inc.
                                                  Commission File No.: 001-12910

On March 27, 2002, Storage USA issued the following press release announcing the date of its special meeting of shareholders:

FOR IMMEDIATE RELEASE

Storage USA Announces Date of Special Meeting of Shareholders

Memphis, Tennessee (March 27, 2002) - Storage USA, Inc. (NYSE: SUS) announced today that it has scheduled a special meeting of shareholders to be held on April 26, 2002, at the Plaza Club, 175 Toyota Plaza, Second Floor, Memphis, Tennessee, at 9:00 a.m. local time. At the special meeting, shareholders of Storage USA as of March 11, 2002, the record date, will vote upon a purchase and sale agreement providing for the acquisition of Storage USA by Security Capital Group Incorporated.

Storage USA also announced that it is mailing its proxy statement with respect to the special meeting this week. It is anticipated that if the shareholders approve the transactions contemplated by the purchase and sale agreement at the special meeting and the other conditions to closing are satisfied, the transactions will close promptly after the special meeting of shareholders.

Storage USA is a fully integrated, self-administered and self-managed real estate investment trust, which is engaged in the management, acquisition, development, construction and franchising of self-storage facilities. As of December 31, 2001, Storage USA owned, managed and franchised 558 facilities containing 37.9 million square feet in 33 states and the District of Columbia.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Storage USA has filed a definitive proxy statement with the SEC containing information about the proposed transactions. Storage USA and Security Capital have also filed with the SEC a statement on Schedule 13E-3 and amendments thereto (the "Schedule 13E-3") in connection with the proposed transactions. Investors and securityholders of Storage USA are advised to read the proxy statement and the Schedule 13E-3 carefully because they contain important information about the proposed transactions, the persons soliciting proxies related thereto, their interests in the proposed transactions, and related matters. Investors and securityholders of Storage USA may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents filed by Storage USA at the Securities and Exchange Commission's website at www.sec.gov. Free copies of the proxy statement and the Schedule 13E-3 are also available to investors and securityholders of Storage USA by directing such requests to the attention of Christopher P. Marr, Chief Financial Officer, Storage USA, Inc., 175 Toyota Plaza, Suite 700, Memphis, TN 38103.

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INFORMATION CONCERNING PARTICIPANTS

Storage USA, its directors, executive officers and certain other members of management and employees may solicit proxies from Storage USA's shareholders in favor of the proposed transactions. As of the date of this press release, the officers and directors of Storage USA each beneficially own less than 1% of the outstanding common stock of Storage USA, other than Dean Jernigan who beneficially owns approximately 2.6%. A more complete description is available in the proxy statement.

                                       ***

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities in connection with the opportunity for limited partners of SUSA Partnership, L.P. to remain limited partners under an amended and restated partnership agreement following the consummation of the transactions contemplated by the purchase agreement between Storage USA and Security Capital. Any securities offered to such limited partners will not be registered under the Securities Act of 1933, as amended, and may not be sold or offered, nor may any solicitation of an offer to buy such securities be made, in the United States absent registration or an applicable exemption from any applicable registration requirements, and any such offer, solicitation or sale may not be made in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State or pursuant to an exemption from such registration or qualification.

                                       ***

This press release contains statements concerning Storage USA's beliefs, expectations and intentions with respect to the proposed acquisition, which are forward-looking and are subject to certain risks and uncertainties, some of which are beyond our control. We caution you not to place undue reliance on these forward-looking statements. We assume no obligation to update these forward-looking statements as a result of new information, subsequent events or any other circumstances. These forward-looking statements speak only as of the date of this press release.

----------------
Contact:
Storage USA, Inc.
Christopher P. Marr, (901) 252-2000
http://www.sus.com

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On March 27, 2002, Storage USA sent the following communication to its employees, attaching the March 27 press release:

From: Human Resources Department
Sent: Wednesday, March 27, 2002 5:43 PM
To:   EVERYONE W/FACILITIES
Subject: Press Release of March 27

Attached you will find our latest press release regarding our transaction with Security Capital Group Incorporated. The release provides details on the final steps in their acquisition of our company, including the mailing of the proxy to shareholders and the shareholders meeting scheduled for April 26. At the meeting, shareholders will have the opportunity to vote on the acquisition, and we anticipate closing on the transaction as soon thereafter as practical. In keeping with our commitment to keep you up to date on the transaction, we will notify you when the acquisition is complete as soon as those details are available to us.

[March 27, 2002 Press Release attached]

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